Exhibit (23)(b)

Freedman, Levy, Kroll & Simonds





                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 6 to the Form S-1 Registration Statement of Allstate Life Insurance Company of New York (File No. 33-47245).




                                        /s/FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
March 27, 1998


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